UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Vertro, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VERTRO, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held

June 8, 2011

and

PROXY STATEMENT

IMPORTANT

Please mark, sign, and date your proxy
and promptly return it in the enclosed envelope

Vertro, Inc.
143 Varick Street
New York, New York 10013
(212) 231-2000

April 29, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Vertro, Inc. on Wednesday, June 8, 2011, at 9:00 a.m., local time, at the Penn Club of New York, 30 West 44th Street, New York, NY 10036.  We look forward to greeting those stockholders who are able to attend.

At the meeting, you are being asked to elect Peter A. Corrao, Joseph P. Durrett, Dr. Adele Goldberg, Gerald W. Hepp, Lee S. Simonson, and Lawrence Weber each to serve one-year terms as members of the Board of Directors.  You also will be asked to approve and amend the Company’s 2006 Stock Award and Incentive Plan.

It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend.  Accordingly, please sign, date, and return your proxy in the enclosed envelope at your earliest convenience.

Your interest and participation in the affairs of Vertro are greatly appreciated. Thank you for your continued support.

Sincerely,

The Board of Directors
Vertro, Inc.

Vertro, Inc.
143 Varick Street
New York, New York 10013
(212) 231-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 29, 2011

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vertro, Inc., a Delaware corporation, will be at the Penn Club of New York, 30 West 44th Street, New York, NY 10036, on Wednesday, June 8, 2011, at 9:00 a.m., local time, for the following purposes:

1.	To elect six directors, each for a one-year term and until their successors are duly elected and qualified;

2.	To approve and amend the Company’s 2006 Stock Award and Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Owners of Vertro common stock of record at the close of business on April 25, 2011, will be entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Wednesday, June 8, 2011: The proxy statement and annual report to security holders is available at www.vertroinc.com.

Your vote is very important. Whether or not you plan to attend the meeting, please date, sign, and mail the enclosed proxy in the envelope provided.  If you attend the meeting, you may vote in person, which will revoke a signed proxy if you have already sent one.  You may revoke your proxy at any time before the meeting in the manner described in the accompanying proxy statement.  Thank you for your cooperation.

By Order of the Board of Directors

Peter A. Corrao
Chief Executive Officer

PLEASE DATE, SIGN, AND MAIL THE ENCLOSED PROXY
IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

Vertro, Inc.
143 Varick Street
New York, New York 10013
(212) 231-2000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 8, 2011

Introduction

This proxy statement is furnished to the stockholders of Vertro, Inc. (“Vertro,” the “Company,” “our,” “us,” or “we”), a Delaware corporation, in connection with the solicitation by the Board of Directors of Vertro of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 8, 2011, at 9:00 a.m., local time, at the Penn Club of New York, 30 West 44th Street, New York, NY 10036, and at any adjournment thereof.

Vertro will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Vertro’s common stock, $0.005 par value per share (the “Common Stock”).  Representatives of Vertro may solicit proxies by mail, email, telephone, or in person.  This proxy statement and enclosed proxy will be first sent to Vertro’s stockholders on or about April 29, 2011.

All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the stockholder’s directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the unanimous recommendations of the Board of Directors, which are

•
FOR the election of Peter A. Corrao, Joseph P. Durrett, Dr. Adele Goldberg, Gerald W. Hepp, Lee S. Simonson, and Lawrence Weber as directors of Vertro to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

•	FOR approval and amendment of the Company’s 2006 Stock Award and Incentive Plan; and

•	at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.

A proxy may be revoked (i) by written notice of revocation mailed to Vertro (attention Secretary) or delivered in person at the meeting, (ii) by granting a duly executed, later dated proxy, or (iii) by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not, in and of itself, cause a previously granted proxy to be revoked.

A majority of the outstanding shares of Vertro Common Stock present in person or by proxy will constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes are counted as being present for purposes of determining the presence or absence of a quorum for the transaction of business.  The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present.  Only shares that are voted for a particular nominee will be counted toward such nominee’s achievement of a plurality.  Abstentions and broker non-votes are not counted toward such nominee’s achievement of a plurality and, thus, will have no effect on the election of directors.

The proposal to approve and amend the Company’s 2006 Stock Award and Incentive Plan requires the affirmative vote of a majority of shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting.  As a result, abstentions will have the same effect as a vote cast against the proposal, but broker non-votes will have no effect on the outcome of this proposal.

Voting Rights

Only Vertro stockholders of record at the close of business on April 25, 2011, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  Each share so held entitles the holder thereof to one vote upon each matter to be voted on.  As of April 25, 2011, Vertro had outstanding 7,096,301 shares of Common Stock.  There are no cumulative voting rights for the election of directors.

PROPOSAL 1.  ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board of Directors has designated Peter A. Corrao, Joseph P. Durrett, Dr. Adele Goldberg, Gerald W. Hepp, Lee S. Simonson and Lawrence Weber as nominees for election as directors of Vertro to serve for terms of one year and until their successors are duly elected and qualified.  If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee at the discretion of those named as proxies.  The Board of Directors has no reason to believe that any nominee will be unavailable.  The names and specific business experience and qualifications of the nominees for directors of the Company that led to the conclusion each respective nominee should serve as a director of the Company are listed in the following table.

Our Board of Directors recommends that you vote FOR the election of the nominees for director.

NAME AND PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE PAST 5 YEARS	AGE AS OF APRIL 30, 2011	COMMITTEE MEMBERSHIP
LAWRENCE WEBER Chairman of the Board of Directors since April 2006 Director of the Company since June 2005 Chairman and CEO, W2 Group, Inc., since September 2004 (Marketing) Marketing Consultant from June 2003 to September 2004 (Consulting) CEO, Advanced Marketing Services, a division of Interpublic, from January 2000 to June 2003 (Marketing) In reaching its conclusion that Mr. Weber should serve as a director of the Company, the Board of Directors also considered Mr. Weber’s vast marketing, Internet and management expertise.	55	Nominating & Corporate Governance (chair)

NAME AND PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE PAST 5 YEARS	AGE AS OF APRIL 30, 2011	COMMITTEE MEMBERSHIP
PETER A. CORRAO Director of the Company since August 2006 President of the Company since August 2008 Chief Executive Officer of the Company since April 2006 Chief Operating Officer of the Company from September 2005 to April 2006 CEO and Consultant, Bluestreak.com, Inc., from September 2001 to January 2005 (Marketing) In reaching its conclusion that Mr. Corrao should serve as a director of the Company, the Board of Directors also considered Mr. Corrao’s general business, management, and Internet expertise.	56

JOSEPH P. DURRETT

Director of the Company since August 2006

Chairman, PromoWorks since November 2008 (Marketing)

President, Jocabos Brands since January 2008 (Marketing)

Partner, PrimeGenesis since April 2008 (Management Consulting)

Consultant to TA Associates Private Equity Firm from March 2008 to December 2008 (Finance)

Senior Advisor and Investor, Madden Communications, from August 2004 to August 2006 (Marketing)

Presiding Rights Agent, Information Resources, Inc. Contingent Value Rights Trust, from December 2003 to August 2006 (Independent Trust)

Chairman, President, and CEO, Information Resources, Inc., from May 1999 to January 2004 (Technology)

In reaching its conclusion that Mr. Durrett should serve as a director of the Company, the Board of Directors also considered Mr. Durrett’s general business, management, finance, and marketing expertise.
	65	Audit

NAME AND PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE PAST 5 YEARS	AGE AS OF APRIL 30, 2011	COMMITTEE MEMBERSHIP

DR. ADELE GOLDBERG

Director of the Company since August 2006

Founder and Director, Neometron, Inc., since January 2001 (Consulting)

CTO and New Development Manager, Agile Mind, Inc., from January 2002 to June 2006 (Technology)

CIO Celtic Pharma Development Services from July 2005 to September 2008 (Technology)

In reaching its conclusion that Dr. Goldberg should serve as a director of the Company, the Board of Directors also considered that Dr. Goldberg has a Ph.D. in computer science with expertise in designing computer-delivered applications, has been a Board member of several technology companies, and her role as the former founding CEO and Chairman of ParcPlace Systems (NASDAQ: PARC), a technology company.

	65	Nominating & Corporate Governance Compensation
GERALD W. HEPP Vice Chairman of the Board of Directors since August 2006 Lead Independent Director of the Board of Directors from March 2006 to August 2006 Director of the Company since December 2004 CEO and President, Gnosis Praxis Ltd. since March 1999 (Financial Consulting) In reaching its conclusion that Mr. Hepp should serve as a director of the Company, the Board of Directors also considered Mr. Hepp’s fifty plus years of serving as a staff member, partner, and consultant in a public accounting firm, as well his financial analysis and financial reporting expertise and experience.	74	Audit (chair) Compensation Nominating & Corporate Governance
LEE S. SIMONSON Director of the Company since December 2003 Managing Director, Alvarez & Marsal, since June 2009 (Consulting) President, Simonson Associates, since 2000 (Consulting) Chairman and CEO, Broadcasting Partners Holdings, LP., from 1996 to 2000 (Radio) In reaching its conclusion that Mr. Simonson should serve as a director of the Company, the Board of Directors also considered Mr. Simonson’s general business, management, finance, and marketing expertise.	62	Compensation (chair) Audit

PROPOSAL 2 — APPROVAL AND AMENDMENT OF THE 2006 STOCK AWARD AND INCENTIVE PLAN

Introduction

Our Board and the Compensation Committee believe that awards linked to common stock and awards with terms tied to Company performance can provide incentives for the achievement of important performance objectives and promote the long-term success of our Company.  Therefore, they view the 2006 Stock Award and Incentive Plan, referred to as the 2006 Plan, as a key element of our Company’s overall compensation program.  Accordingly, we are asking our stockholders to approve:

•
the 2006 Plan, so that we may grant awards to eligible participants that are exempt from the deduction limits that would otherwise apply under Section 162(m) of the Internal Revenue Code, referred to as Section 162(m);

•	an amendment to the 2006 Plan to increase the aggregate number of share of our Common Stock available under the 2006 Plan by an additional 700,000 shares;

•
an amendment to the 2006 Plan to provide that dividend or dividend equivalent payments made on awards subject to performance conditions will not be currently paid and shall be subject to the same vesting and performance conditions as the underlying award; and

•
an amendment to the 2006 Plan to clarify that an option or SAR will not be exchanged for cash at a time when the award’s exercise price exceeds the fair market value of the underlying stock without shareholder approval.

Background

As of December 31, 2010, and prior to the requested share increase, there were 21,884 shares available for issuance as future awards under the 2006 Plan.  The purpose of the proposed share increase is to secure an adequate number of shares under the 2006 Plan to be able to continue to provide appropriate equity incentive to employees, consultants, and non-employee directors in future years.

The Board seeks approval of the 2006 Plan by stockholders in order to meet requirements of the NASDAQ Capital Market and to satisfy requirements of tax law to preserve our Company’s ability to claim tax deductions for compensation to executive officers.  In addition, the Board regards stockholder approval of the 2006 Plan as desirable and consistent with corporate governance best practices.

The 2006 Plan is designed to ensure that certain awards granted under the 2006 Plan will qualify as performance-based compensation within the meaning of Section 162(m), and therefore will be fully deductible by the Company for federal income tax purposes.  Section 162(m) generally limits deductions by an employer for compensation in excess of $1 million per year that is paid to “covered officers” (i.e., the chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer, at the end of the applicable fiscal year). Performance-based compensation is excluded from this deduction limit, however, provided that (among other requirements):

•
the material terms pursuant to which the compensation is to be paid, including the employees eligible to receive the compensation, a description of the business criteria on which the performance goals are based and the maximum amount of compensation that could be paid to any covered officer, are disclosed to and approved by the stockholders in a separate vote prior to the payment, and

•	prior to payment, a committee consisting of two or more “outside directors” within the meaning of Section 162(m) certifies that the performance goals and any other material terms have been satisfied.

In light of the foregoing, the 2006 Plan is being submitted to stockholders for approval at the 2011 Annual Meeting.

Vote Required

Approval of the 2006 Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the proposal at the 2011 Annual Meeting.  The Board considers the 2006 Plan to be in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote to approve the 2006 Plan at the Annual Meeting.

Overview of 2006 Plan Awards

The 2006 Plan authorizes a broad range of awards, including:

•	stock options;

•	stock appreciation rights (“SARs”);

•	restricted stock, which is a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;

•
deferred stock, which is a contractual commitment to deliver shares at a future date, which may or may not be subject to a risk of forfeiture (forfeitable deferred stock is sometimes called “restricted stock units”);

•	other awards based on Common Stock;

•	dividend equivalents;

•	performance shares or other stock-based performance awards (these include deferred stock or restricted stock awards that may be earned by achieving specific performance objectives;

•	cash-based performance awards tied to achievement of specific employment or performance objectives); and

•	shares issuable in lieu of rights to cash compensation after an elective deferred compensation program.

Restriction on Repricing and Loans

The 2006 Plan includes a restriction providing that, without stockholder approval, the Company will not amend or replace options or SARs previously granted under the Plan in a transaction that constitutes a “repricing.” For this purpose, a “repricing” is defined as amending the terms of an option or SAR after it is granted to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles, or canceling an option at a time when its strike price is equal to or greater than the fair market value of the underlying stock in exchange for cash, another option, SAR, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, or other similar corporate transaction.  Adjustments to the exercise price or number of shares subject to an option or SAR to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a “repricing.”

The 2006 Plan does not authorize loans to participants.

Plan Description

The material features of the 2006 Plan as it exists today and as it is proposed to be amended are summarized below.  This summary does not contain all information that may be important to you.  A copy of the complete text of the 2006 Plan as it is proposed to be amended is included in Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the text of the 2006 Plan.  You are urged to read the 2006 Plan as it is proposed to be amended in its entirety.

Purpose

The Board approved the 2006 Plan to help our Company:

•	attract, retain, motivate and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates;

•	provide equitable and competitive compensation opportunities; and

•	promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

Shares Available under the 2006 Plan

If the 2006 Plan is approved by our Company’s stockholders, 721,884 shares will be reserved for delivery to participants (including the additional 700,000 shares with respect to this Proposal 2), plus shares recaptured from outstanding awards under the Company’s 1999 Stock Incentive Plan, referred to as the 1999 Plan, and the Company’s 2004 Stock Incentive Plan, referred to as the 2004 Plan.  No new awards are permitted to be granted under either the 1999 Plan or the 2004 Plan.  Shares used for awards assumed in an acquisition do not count against the shares reserved under the 2006 Plan.

Only the number of shares actually delivered to participants in connection with an award after all restrictions have lapsed will be counted against the number of shares reserved under the 2006 Plan.  Thus, shares will remain available for new awards if an award expires, is forfeited, or is settled in cash, if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award, if fewer shares are delivered upon exercise of an SAR than the number to which the SAR related, or if shares that had been issued as restricted stock are forfeited.  These same rules will apply to awards under the 1999 and 2004 Stock Incentive Plans (excluding awards held by non-U.S. residents under the 2004 Plan) so that shares may become available under the 2006 Plan to the extent that shares are not in fact delivered in connection with those awards. Under the 2006 Plan, awards may be outstanding relating to a greater number of shares than the aggregate remaining available under the 2006 Plan so long as the Committee ensures that awards will not result in delivery and vesting of shares in excess of the number then available under the 2006 Plan.  Shares delivered under the 2006 Plan may be either newly issued or treasury shares.

On April 15, 2011, the last reported sale price of the Company’s Common Stock in the NASDAQ Capital Market was $3.47 per share.

Per-Person Award Limitations

The 2006 Plan includes a limitation on the amount of awards that may be granted to any one participant in a given year in order to qualify awards as “performance-based” compensation not subject to the limitation on deductibility under Section 162(m) of the Code.  Under this annual per-person limitation, no participant may in any year be granted share-denominated awards under the 2006 Plan relating to more than his or her “Annual Limit.”  The Annual Limit equals 200,000 shares plus the amount of the participant’s unused Annual Limit relating to share-based awards as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events.  In the case of cash-denominated awards, the 2006 Plan limits performance awards that may be earned by a participant to the participant’s defined Annual Limit, which for this purpose equals $2.0 million plus the amount of the participant’s unused cash Annual Limit as of the close of the previous year.  The per-person limit for cash-denominated performance awards does not operate to limit the amount of share-based awards, and vice versa.  These limits apply only to awards under the 2006 Plan, and do not limit the Company’s ability to enter into compensation arrangements outside of the 2006 Plan.

Adjustments

Adjustments to the number and kind of shares subject to the share limitations and specified in the share-based Annual Limit are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock.  The Company is also obligated to adjust outstanding awards upon the occurrence of these types of events to preserve, without enlarging, the rights of Plan participants with respect to such awards.  The Committee may adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to awards intended to qualify as “performance-based” generally must conform to requirements imposed by Section 162(m).

Eligibility

Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted awards under the 2006 Plan.  In addition, any person who has been offered employment by the Company or a subsidiary may be granted awards, but such prospective grantee may not receive any payment or exercise any right relating to the award until he or she has commenced employment or the providing of services.  As of April 1, 2011, approximately 55 persons would be potentially eligible for awards under the 2006 Plan.  Awards currently outstanding under the 1999, 2004 and 2006 Plans are held by a total of 16 employees of the Company as of April 1, 2011.

Administration

The 2006 Plan is administered by the Committee, except that the Board may itself act to administer the Plan.  The Board must perform the functions of the Committee for purposes of granting awards to non-employee directors. (References to the “Committee” here mean the Compensation Committee or the full Board exercising authority with respect to a given award.)  The 2006 Plan provides that the composition and governance of the Committee will be established in the Committee’s charter adopted by the Board.  Subject to the terms and conditions of the 2006 Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2006 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2006 Plan.  Nothing in the 2006 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the Executive Officers, outside of the Plan.  The Committee may delegate its authority under the 2006 Plan to executive officers, to the extent permitted by applicable law.  The 2006 Plan provides that members of the Committee and the Board will not be personally liable, and will be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Plan.

Stock Options and SARs

The Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options.  SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated “base price.”  The exercise price of an option and the base price of an SAR are determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant.  The maximum term of each option or SAR will be ten years.  Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options (and in some cases gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events generally are fixed by the Committee.  Options may be exercised by payment of the exercise price in cash, shares having a fair market value equal to the exercise price or surrender of outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine.  This may include withholding of option shares to pay the exercise price if that would not result in additional accounting expense.  The Committee also is permitted to establish procedures for broker-assisted cashless exercises.  Methods of exercise and settlement and other terms of SARs will be determined by the Committee.  SARs may be exercisable for shares or for cash, as determined by the Committee.  Options and SARs may be granted on terms that cause such awards not to be subject to Code Section 409A (“Section 409A”).  Alternatively, such awards may have terms that cause those awards to be deemed deferral arrangements subject to Section 409A.

Restricted and Deferred Stock/Restricted Stock Units

The Committee is authorized to grant restricted stock and deferred stock.  Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances.  The Committee will establish the length of the restricted period for awards of restricted stock.  Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends (which may be forfeitable or non-forfeitable), unless otherwise determined by the Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period.  Deferred stock subject to forfeiture conditions may be denominated as an award of “restricted stock units.”  The Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services.  One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Committee can require or permit a participant to continue to hold an interest tied to Common Stock on a tax-deferred basis.  Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents (which may be forfeitable or non-forfeitable) will be paid or accrue if authorized by the Committee.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations

The 2006 Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock.  The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Performance-Based Awards

The Committee may grant performance awards, which may be cash-denominated awards, share-based awards or a combination of cash and stock.  Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events.  Performance may be measured over a period of any length specified by the Committee.  If so determined by the Committee, in order to avoid the limitations on tax deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

•	gross revenue or sales measures;

•	operating income, earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;

•	net income or net income per common share (basic or diluted);

•	return on assets, return on investment, return on capital, or return on equity;

•	cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

•	interest expense after taxes;

•	economic profit or value created;

•	operating margin;

•	stock price or total stockholder return; and

•
strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, joint ventures or other assets.

The Committee retains discretion to set the level of performance for a given business criteria that will result in the earning of a specified amount under a performance award.  These goals may be set with fixed, quantitative targets, targets relative to past Company performance, or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Committee for comparison.  The Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period, if so specified by the Committee.

Annual Incentive Awards

One type of performance award that may be granted under the 2006 Plan is annual incentive awards, settleable in cash or in shares upon achievement of pre-established performance objectives achieved during a specified period of up to one year.  The Committee generally must establish the terms of annual incentive awards, including the applicable performance goals and the corresponding amounts payable (subject to per-person limits), and other terms of settlement, and all other terms of these awards, not later than 90 days after the beginning of the fiscal year.  As stated above, annual incentive awards granted to named executives are intended to constitute “performance-based compensation” not subject to the limitation on deductibility under Code Section 162(m).  In order for such an annual incentive award to be earned, one or more of the performance objectives described in the preceding paragraph will have to be achieved.  The Committee may specify additional requirements for the earning of such awards.

Other Terms of Awards

Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee.  The Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option subject to compliance with Code Section 409A, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts.  The 2006 Plan allows vested but deferred awards to be paid out to the participant in the event of an unforeseeable emergency.  The Committee is authorized to place cash, shares, or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2006 Plan.  The Committee may condition awards on the payment of taxes, and may provide for mandatory or elective withholding of a portion of the shares or other property to be distributed in order to satisfy tax obligations.  Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may permit transfers of awards other than incentive stock options on a case-by-case basis, but such transfers will be allowed only for estate-planning purposes and may not include transfers to other third parties for value.

The 2006 Plan authorizes the Committee to provide for forfeiture of awards and award gains in the event a participant fails to comply with conditions relating to non-competition, non-solicitation, confidentiality, non-disparagement and other requirements for the protection of the business of the Company.  Awards under the 2006 Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law.  The Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the 2006 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buy out outstanding awards for cash or other property (subject to the 2006 Plan’s requirement for stockholder approval of any repricing transaction).  The Committee also may grant awards in addition to and in tandem with other awards, or rights.  In granting a new award, the Committee may determine that the in-the-money value or fair value of any surrendered award may be applied to reduce the purchase price of any new award.

Dividend Equivalents

The Committee may grant dividend equivalents.  These are rights to receive payments equal in value to the amount of dividends paid on a specified number of shares of Common Stock while an award is outstanding.  These amounts may be in the form of cash or rights to receive additional awards or additional shares of Common Stock having a value equal to the cash amount.  The awards may be granted on a stand-alone basis or in conjunction with another award, and the Committee may specify whether the dividend equivalents will be forfeitable or non-forfeitable. Typically, rights to dividend equivalents are granted in connection with restricted stock units or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding.  Dividend or dividend equivalent payments made on awards subject to performance conditions will not be currently paid and shall be subject to the same vesting and performance conditions as the underlying award.

Vesting, Forfeitures, and Related Award Terms

The Committee may in its discretion determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

In addition, the 2006 Plan provides that, in the event of a Change in Control of the Company, unless otherwise provided by the Committee, outstanding awards generally will vest on an accelerated basis and options and SARs will be exercisable, except that treatment of performance conditions (if any are specified for an award) will be governed by the terms of the applicable award agreement.  A “Change in Control” generally includes (A) consummation of a merger, reorganization, consolidation, or similar transaction of the Company or a subsidiary unless holders of Company voting securities before the transaction continue to hold more than 50% of the voting power of the surviving entity or the merger is a recapitalization that does not result in any person acquiring 25% or more of the voting power of Company securities; (B) stockholder approval of a liquidation or dissolution or consummation of a sale of substantially all assets other than a sale or disposition to an entity at least 50% of the combined voting power of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to the sale; (C) any “person” becomes the owner, directly or indirectly, of securities representing 35% or more of the combined voting power of the Company excluding those acquired directly from the Company; (D) any “person” becomes the owner, directly or indirectly, of securities representing more than 50% of the combined voting power of the Company; and (E) certain changes of more than half of the membership of the Board of Directors.  The distribution of awards upon a Change in Control is limited, however, by applicable restrictions under Code Section 409A.

Amendment and Termination of the 2006 Plan

The Board may amend, suspend, discontinue, or terminate the 2006 Plan or the Committee’s authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the Marketplace Rules of the NASDAQ Capital Market.  NASDAQ Marketplace rules require stockholder approval of any material amendment to plans such as the 2006 Plan.  Under these rules, however, stockholder approval will not necessarily be required for all amendments that might increase the cost of the 2006 Plan or broaden eligibility.  Unless earlier terminated, the authority of the Committee to make grants under the 2006 Plan will terminate ten years after the latest stockholder approval of the 2006 Plan, and the 2006 Plan will terminate when no shares remain available and the Company has no further obligation with respect to any outstanding award.

Plan Benefits

The benefits or amounts that will be received or allocated under the 2006 Plan are not determinable.  Such awards are within the discretion of the Committee, and the Committee has not determined future awards or who might receive them.

Federal Income Tax Implications of the 2006 Plan

The Company believes that under current law the following federal income tax consequences generally would arise with respect to awards under the 2006 Plan.

Options and SARs that are not deemed to be deferral arrangements under Code Section 409A would have the following tax consequences: The grant of an option or an SAR will create no federal income tax consequences for the participant or the Company.  A participant will not have taxable income upon exercising an option, which is an ISO, except that the alternative minimum tax may apply.  Upon exercising an option, which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise.  Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price.  Otherwise, a participant’s sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares.  The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise. A participant’s sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax “basis” in the shares, which normally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.  The Company normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of an option or SAR, but no tax deduction relating to a participant’s capital gains.  Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to selling the shares.

Awards other than options and SARs that result in a transfer to the participant of cash or shares or other property generally will be structured under the 2006 Plan to meet applicable requirements under Code Section 409A.  If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares actually received.  Thus, for example, if the Company grants an award of restricted stock units that has vested or requires or permits deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares or cash are actually distributed, and the Company will become entitled to claim a tax deduction at that time.  On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses.  In all cases, the Company can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below.  A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.
Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A.  Code Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.  Options and SARs (as well as other awards under the Plan) have been designed so that they should be exempt from Code Section 409A, or they should comply with Code Section 409A, in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the participant.

Some options and SARs may be subject to Code Section 409A, which regulates deferral arrangements.  In such case, the distribution to the participant of shares or cash relating to the award would have to meet certain restrictions in order for the participant not to be subject to tax and a tax penalty at the time of vesting.  One significant restriction would be a requirement that the distribution not be controlled by the participant’s discretionary exercise of the option or SAR over an extended period (subject to limited exceptions).  If the distribution and other award terms meet applicable requirements under Section 409A, the participant would realize ordinary income at the time of distribution rather than exercise, with the amount of ordinary income equal to the distribution date value of the shares or cash less any exercise price actually paid.  The Company would not be entitled to a tax deduction at the time of exercise, but would become entitled to a tax deduction at the time shares are delivered at the end of the deferral period.

As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap of Internal Revenue Code Section 162(m), and therefore remains fully deductible by the company that pays it.  Under the 2006 Plan, (i) options and SARs granted with an exercise price or base price at least equal to 100% of fair market value of the underlying stock at the date of grant, (ii) performance awards to employees the Committee expects to be named executive officers at the time compensation is received, and (iii) certain other awards that are conditioned upon achievement of performance goals are intended to qualify as such “performance-based” compensation.  A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the 2006 Plan will be fully deductible under all circumstances.  In addition, other awards under the 2006 Plan, such as non-performance-based restricted stock and restricted stock units, generally will not so qualify, so that compensation paid to certain executives in connection with such awards, to the extent it and other compensation subject to Section 162(m)’s deductibility cap exceed $1 million in a given year, may not be deductible by the Company as a result of Section 162(m).  Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Code Sections 4999 and 280G.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2006 Plan.  This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2006 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement.  Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2006 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares).  The summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

The Board of Directors considers the 2006 Plan to be in the best interests of the Company and its stockholders and therefore recommends that stockholders vote FOR approval and amendment of the 2006 Plan at the Annual Meeting.  Your proxy will be so voted unless you specify otherwise.

BOARD MEMBERSHIP AND DIRECTOR INDEPENDENCE

Pursuant to the Delaware General Corporate Law and Vertro’s bylaws, Vertro’s business, property, and affairs are managed by or under the direction of the Board of Directors.  Members of the Board are kept informed of Vertro’s business through discussions with the Chief Executive Officer, as well as Vertro’s other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees.  The Board has also adopted a code of business conduct that applies to all of our employees, officers, and directors and can be found on the Company’s website at www.vertroinc.com under the Corporate Governance heading.

Our Board of Directors has determined that it is in the best interests of the Company and its stockholders that the roles of Chairman of the Board and Chief Executive Officer be held by different individuals within our organization.  Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides strategic guidance and presides over meetings of the full Board.  The Board believes that this structure helps facilitate the role of the independent directors in the oversight of the Company and the active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board.  The Chairman of the Board also acts as a key liaison between the Board and management.   Moreover, in addition to feedback provided during the course of Board meetings, our independent directors have regular executive sessions led by the Chairman of the Board.  Our Chairman of the Board acts as a liaison between the independent directors and the Chief Executive Officer regarding any specific feedback or issues following an executive session of independent directors, provides the Chief Executive Officer with input regarding agenda items for Board and committee meetings, and coordinates with the Chief Executive Officer regarding information to be provided to the independent directors in performing their duties.

The Board of Directors as a whole is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately.  The Board evaluates risk both collectively and as a function of its respective committees, including general oversight of (i) the financial exposure of the Company, (ii) risk exposure as related to overall company portfolio and impact on earnings, (iii), oversight for information technology security and risk, and (iv) all systems, processes, and organizational structures and people responsible for finance and risk functions.  Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues.  Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures.  Compensation risks are overseen by the Compensation Committee.

Members of the Company’s senior management regularly report to the full Board about their areas of responsibility, including reports regarding risk within such area of responsibility and the steps management has taken to monitor and control such exposures.  Additional review or reporting of risks is conducted as needed or as requested by the Board or committee.

During 2010, Vertro’s Board of Directors held 11 meetings.  Each director attended at least 75% of the board and committee meetings held during the period for which he or she served in 2010.  Periodically, and usually on dates corresponding to a meeting of the Board of Directors, the non-management directors meet in executive sessions without members of management present.  Vertro’s directors are encouraged to attend its annual meeting of stockholders. Last year  all of our directors attended the annual meeting.

The Board has determined that all of the directors nominated for election at the Annual Meeting other than Mr. Corrao are “independent” for purposes of NASDAQ Marketplace Rule 5605(a)(2).  The Board based these determinations primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations, family and other relationships, and discussions directly with the directors.

Our Board of Directors welcomes communications from our stockholders.  Stockholders may send communications to the Board of Directors or to any director in particular, c/o Vertro, Inc., 143 Varick Street, New York, New York 10013.  Any correspondence addressed to the Board of Directors or any one of our directors care of our office is forwarded by Vertro to the addressee without review by management.

COMMITTEE MEMBERSHIP

The Board of Directors has established the following standing committees: Audit, Compensation, and Nominating and Corporate Governance.  All the members of these standing committees are “independent” for purposes of NASDAQ Marketplace Rule 5605(a)(2).  Each standing committee is governed by a written charter, each of which is posted on the Company’s website at www.vertroinc.com under the Corporate Governance heading.

Below is the current membership and 2010 meeting information for each committee.

Audit	Compensation	Nominating and Corporate Governance
Created in February 2000	Created in July 2001	Created in November 2002
Meetings held in 2010: 9	Meetings held in 2010: 7	Meetings held in 2010: 1

Gerald W. Hepp (Chairman)	Lee S. Simonson (Chairman)	Lawrence Weber (Chairman)

Joseph P. Durrett	Gerald W. Hepp	Gerald W. Hepp

Lee S. Simonson	Dr. Adele Goldberg	Dr. Adele Goldberg

AUDIT COMMITTEE

The Board has determined that Mr. Hepp, chairman of the Audit Committee, and Mr. Durrett are “audit committee financial experts” as set forth in Section 407(d)(5) of Regulation S-K promulgated by the SEC.  The Board has determined that all Audit Committee members are independent as defined in NASDAQ Marketplace Rule 5605(a)(2) and Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended, and that the Audit Committee composition meets the requirements of NASDAQ Marketplace Rule 5605(c)(2).

The Audit Committee focuses its efforts on the following six areas:

•	the results of the audit engagement with the Company’s independent registered public accounting firm;

•	the adequacy, scope, and results of the Company’s internal accounting controls and procedures;

•	the independence of the Company’s independent registered public accounting firm;

•	the independent registered public accounting firm’s fees;

•	the engagement and evaluation of the independent registered public accounting firm; and

•	Vertro’s financial statements and the quarterly and annual reports filed with the Securities and Exchange Commission.

The Audit Committee meets periodically with management to consider the adequacy of Vertro’s internal controls and the financial reporting process.  It also discusses these matters with Vertro’s independent registered public accounting firm and with appropriate Company financial personnel.  The Audit Committee reviews Vertro’s financial statements and discusses them with management and Vertro’s independent registered public accounting firm before those financial statements are filed with the Securities and Exchange Commission.

The Audit Committee regularly meets privately with the independent registered public accounting firm.  The Audit Committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation, and oversight of the work of the independent registered public accounting firm engaged by Vertro to perform the audit of the Company’s financial statements or related work or other audit, review, or attestation services for Vertro.  The Audit Committee periodically reviews the independent registered public accounting firm’s performance and independence from management.  The independent registered public accounting firm has access to Company records and personnel and reports directly to the Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee makes recommendations to the Board on compensation for Vertro’s executive officers and directors and administers the 2006 Stock Award and Incentive Plan.  The Board has determined that all Compensation Committee members are independent as defined in NASDAQ Marketplace Rule 5605(a)(2).

Pursuant to its charter, the Compensation Committee has the authority and responsibility to:

•
establish and review at least annually the overall corporate policies, goals, and objectives for the compensation of the Company’s Chief Executive Officer and other executive officers, including a review of the relationship of executive compensation to corporate performance and relative stockholder return;

•
evaluate at least annually the performance of the Chief Executive Officer and other executive officers in light of the corporate goals and objectives, and, based on that evaluation, determine the compensation of the Chief Executive Officer and other executive officers, including individual elements of salary and incentive compensation, which includes equity compensation;

•	review and approve all employment agreements, separation and severance agreements, and other compensatory contracts, arrangements, perquisites, and payments for the executive officers;

•	review and assist the Board of Directors in developing succession plans for the executive officers and other appropriate management personnel;

•
recommend to the Board of Directors compensation programs for non-employee directors, committee chairpersons, and committee members, consistent with any applicable requirements of the listing standards for independent directors and including consideration of cash and equity components of this compensation;

•
grant discretionary awards under the Company’s equity incentive plans, and otherwise exercise the authority of the Board of Directors with respect to the administration of the Company’s incentive compensation plans; and

•	periodically review and make recommendations to the Board of Directors concerning the Company’s equity and incentive compensation plans.

The Compensation Committee from time to time utilizes the services of a third-party consultant to advise the Compensation Committee on market studies, trends, and compensation programs and procedures; however, the Committee did not utilize a consultant during 2010.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE.

The Board has determined that all Nominating and Corporate Governance Committee members are independent as defined in NASDAQ Marketplace Rule 5605(a)(2).

The Nominating and Corporate Governance Committee has the authority and responsibility to:

•	identify, evaluate, and recommend to the Board of Directors, prospective nominees for director;

•	periodically review Vertro’s corporate governance guidelines;

•
periodically review the performance of the Board of Directors and its members and make recommendations to the Board of Directors concerning the number, function and composition of the Board of Director’s committees; and

•	make recommendations to the Board of Directors from time to time as to matters of corporate governance.

Neither the Nominating and Corporate Governance Committee or the Board of Directors has a formal policy with regard to the consideration of diversity in identifying director nominees; however, the Board of Directors believes that the Board should be comprised of directors with diverse, complementary backgrounds, and that directors should, at a minimum, have expertise that may be useful to the Company.  Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to Company business.

When considering candidates for director, the Nominating and Corporate Governance Committee takes into account a number of factors, including the following:

•	independence from management;

•	age, gender and ethnic background and diversity;

•	whether a candidate has relevant business experience;

•	judgment, skill, integrity, and reputation;

•	existing commitments to other businesses;

•	potential conflicts of interest with other pursuits;

•	legal considerations such as antitrust issues;

•	corporate governance background;

•	financial and accounting background, to enable the committee to determine whether a candidate would be suitable for Audit Committee membership;

•	executive compensation background, to enable the Committee to determine whether the candidate would be suitable for Compensation Committee membership; and

•	the size and composition of the existing Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below.  Stockholders wishing to suggest a candidate should write to the Corporate Secretary at Vertro’s corporate headquarters listed on the cover page of this proxy statement and include:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	the name of and contact information for the candidate;

•	a statement of the candidate’s business and educational experience;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate;

•
information regarding each of the factors listed above, other than the factor regarding the size and composition of the Board of Directors, sufficient to enable the Committee to evaluate the candidate;

•	a statement detailing any relationship between the candidate and any customer, supplier, or competitor of the Company; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Before nominating a sitting director for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider:

•	the director’s performance on the Board of Directors; and

•	whether the director’s re-election would be consistent with the Company’s governance guidelines.

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, or others.  After conducting an initial evaluation of a candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director.  The Nominating and Corporate Governance Committee may also ask the candidate to meet with management.  If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate’s election.

Under Vertro’s bylaws, nominations for director may only be made by the Board of Directors or by a stockholder of record who is entitled to vote and who delivers written notice along with the additional information and materials required by the Company’s bylaws to the Company’s Corporate Secretary not less than 120 calendar days before the one year anniversary of the date Vertro’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.  Alternatively, if Vertro did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before Vertro begins to print and mail its proxy materials.  For Vertro’s annual meeting in the year 2012, Vertro must receive this notice on or before December 31, 2011.

EXECUTIVE OFFICERS OF VERTRO

The following is information about the Executive Officers of Vertro in addition to the information shown above for Peter A. Corrao.

AGE AS OF
NAME AND PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE PAST 5 YEARS	APRIL 30, 2011

JAMES G. GALLAGHER	53

Chief Financial Officer of the Company since June 2010

Managing Director of Gallagher Enterprises from 2001 to May 2010 (financial and management consulting)

JOHN B. PISARIS	45

General Counsel of the Company since October 2004

Vice President of Legal of the Company from February 2004 to September 2004

Partner, Porter, Wright, Morris & Arthur LLP from January 2002 to January 2004 (Law Firm)

ROBERT D. ROE	45

General Manager of Alot, Inc., a wholly-owned direct subsidiary of the Company, since May 2006 and Senior Vice President since June 2007

Vice President of Channel Management of the Company from September 2005 until May 2006

Vice President of Product Development of the Company from January 2004 until September 2005

Product Manager of the Company from August 1998 until January 2004

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership of our Common Stock, as of April 1, 2011, by (i) each director and nominee, (ii) each of our named executive officers, and (iii) the directors and executive officers of Vertro as a group.  Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares beneficially owned by such person as set forth opposite that person’s name.  At April 1, 2011, we had 7,096,301 shares of Common Stock outstanding.

Except as noted below, the address of each of the persons in the table is c/o Vertro, Inc., 143 Varick Street, New York, New York 10013.

Name of and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class(2)

Peter A. Corrao	192,691	(3)	2.7%

Joseph P. Durrett	39,170		**

Dr. Adele Goldberg	26,642		**

Gerald W. Hepp	33,891		**

Lee S. Simonson	27,800		**

Lawrence Weber	26,139	(4)	**

John B. Pisaris	61,258		**

Robert D. Roe	35,084	(5)	**

All directors, nominees, and current executive officers as a group (9 persons)	445,837	(6)	6.2%

**	Represents beneficial ownership of less than 1% of Vertro’s outstanding Common Stock.

(1)
For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days of April 1, 2011.  Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(2)	“Percentage of Class” is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of April 1, 2011.

(3)	Includes 50,000 shares subject to options exercisable within 60 days of April 1, 2011.

(4)	Includes 2,500 shares subject to options exercisable within 60 days of April 1, 2011.

(5)	Includes 7,100 shares subject to options exercisable within 60 days of April 1, 2011.

(6)	Includes an aggregate of 59,600 shares of Common Stock subject to options exercisable within 60 days of April 1, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of Vertro’s Common Stock, as of April 1, 2011 (unless otherwise indicated), filed by each person known by Vertro to beneficially own five percent or more of any class of Vertro’s capital stock.  As of April 1, 2011, Vertro had 7,096,301 shares of Common Stock outstanding.

Name of and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class(2)

William Blair & Company, L.L.C.
222 West Adams St.
Chicago, IL 60606	999,453	(3)	14.1%

Diker Management, LLC;
Charles M. Diker; and Mark N. Diker
745 Fifth Avenue, Suite 1409
New York, NY 10151	401,047	(4)	5.7%

(1)
For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which such person exercises sole or shared voting or investment power or of which such person has the right to acquire the beneficial ownership within 60 days of April 1, 2011. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of such person’s household.

(2)
“Percentage of Class” is calculated on the basis of the total number of outstanding shares of Common Stock as of April 1, 2011, plus the number of shares a person has the right to acquire within 60 days of such date.

(3)	Based on Schedule 13G/A filed February 8, 2011.

(4)
Based on Schedule 13G/A filed on February 14, 2011. Diker Management, LLC has shared voting power and shared dispositive power over 401,047 shares of Common Stock.  Charles M. Diker has shared voting power and shared dispositive power over 401,047 shares.  Mark N. Diker has shared voting power and shared dispositive power over 401,047 shares.  Diker GP, LLC is the general partner of several limited partnerships referred to herein as the Diker Funds.  Pursuant to investment advisory agreements, Diker Management, LLC serves as the investment manager of the Diker Funds.  Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP, LLC and Diker Management, LLC.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other two highest paid executive officers during the last fiscal year (the “Named Executive Officers”) for the last two fiscal years.

2010 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)

Peter Corrao	2010	$400,000	—	$492,870	—	—	$47,901	$940,771
Chief Executive Officer	2009	$400,000	—	$427,017	—	—	$58,168	$885,185

John B. Pisaris	2010	$335,000	—	$104,551	—	—	$32,889	$472,440
General Counsel	2009	$335,000	—	$138,908	—	—	$32,012	$505,920

Robert D. Roe	2010	$287,920	—	$104,551	—	—	$3,482	$395,953
Senior Vice President	2009	$287,920	—	$83,796	—	—	$187	$371,903

(1)
Represents the aggregate grant date fair value in accordance with FASB ASC Topic 718.  For a discussion of the assumptions made in the valuation of the dollar amount recognized, please refer to Note E to the Company’s Financial Statements, which are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	Amounts include the following:

2010:

•	$3,063 and $2,099 of employer matches to the 401(k) plan account of Messrs. Corrao and Roe, respectively;

•	$1,383, $930, and $1,383 of group term insurance premiums paid on behalf of each of Messrs. Corrao, Pisaris, and Roe, respectively;

•	$73,371 of living costs divided among Mr. Corrao, Mr. Pisaris, and another employee for an apartment in New York City;*

•	$11,496 for transportation costs of Mr. Corrao;* and

2009:

•	$4,125 of employer matches to the 401(k) plan account of Mr. Corrao;

•	$5,517, $706, and $187 of group term insurance premiums paid on behalf of each of Messrs. Corrao, Pisaris, and Roe respectively;

•	$83,902 of living costs divided among Mr. Corrao, Mr. Pisaris, and two other employees for an apartment in New York City;* and

•	$17,219 for transportation costs of Mr. Corrao.*

*
The Company paid rental fees associated with an apartment in New York City (2009 and 2010) that was used by employees for business purposes.  The Company believes that in the aggregate the apartment rentals are less expensive than the cost it would incur if it had to pay for hotel rooms.  When working in New York City, the Company pays Mr. Corrao’s transportation costs to travel from his residence in Hartford, Connecticut.

The Compensation Committee believes that continued emphasis on equity-based compensation opportunities encourages a high level of long-term performance that enhances stockholder value, thereby further linking leadership and stockholder objectives.  Equity compensation was granted to our Named Executive Officers under our 2006 Stock Award and Incentive Plan, which was approved by our stockholders in August 2006.  Service-based RSUs vest at the rate of 25% per year from the date of grant. Vesting of service-based RSUs is generally contingent upon employment with the Company and, unless vested, service-based RSUs will terminate upon separation of employment from the Company for any reason, except in the case of Messrs. Corrao and Pisaris whose service based RSUs cliff vest in the event their employment is terminated by the Executive for good reason or by the Company without cause.  Performance-based RSUs will vest based on the Company’s stock obtaining a pre-determined closing price for a period of time.  The Compensation Committee believes this vesting schedule will serve as an incentive to the Named Executive Officers to work to maximize stockholder value.

 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information concerning unexercised options, stock that has not vested, and equity incentive plan awards outstanding as of the end of the last completed fiscal year:

2010 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

Peter A. Corrao	25,000	—	—	26.40	09/06/2015	—	—	—	—
	25,000	—	—	24.75	01/01/2016	—	—	—	—
	—	—	—	—	—	152,000	749,360	—	—
	—	—	—	—	—	—	—	26,600	131,138

John B. Pisaris	—	—	—	—	—	49,784	245,435	—	—
	—	—	—		—	—	—	8,687	42,827

Robert D. Roe	600	—	—	89.20	03/23/2014	—	—	—	—
	300	—	—	74.00	08/27/2014	—	—	—	—
	1,800	—	—	22.75	05/26/2015	—	—	—	—
	2,400	—	—	25.60	01/05/2016	—	—	—	—
	2,000	—	—	19.90	05/22/2016	—	—	—	—
	—	—	—	—	—	39,058	192,556	—	—
	—	—	—	—	—	—	—	5,397	26,607

(1)	Options became exercisable in four equal annual installments beginning on the first anniversary of the date of grant and are fully vested.

(2)	Service Based RSUs vest in four equal installments as described below:

•
Mr. Corrao’s service based RSUs vest 15,200 shares on each of January 1, 2011 and January 5, 2011; 30,400 shares on January 2, 2011; 15,200 shares on each of January 1, 2012, January 2, 2012, January 5, 2012, January 1, 2013, January 5, 2013, and January 1, 2014;

•
Mr. Pisaris’ service based RSUs vest 9,964 shares on January 1, 2011; 4,964 shares on each of January 2, 2011, and January 5, 2011; 5,000 shares on January 1, 2012; 4,964 shares on each of January 2, 2012 and January 5, 2012; 5,000 shares on January 1, 2013; 4,964 on January 5, 2013; and 5,000 shares on January 1, 2014.

•
Mr. Roe’s service RSUs vest 5,000 shares on January 1, 2011; 3,600 shares on each of January 2, 2011 and January 5, 2011; 1,058 shares on March 27, 2011; 5,000 shares on January 1, 2012; 3,600 shares on each of January 2, 2012 and January 5, 2012; 5,000 shares on January 1, 2013; 3,600 shares on January 5, 2013, and 5,000 shares on January 1, 2014.

(3)	Value computed by multiplying $4.93, the closing market price of the Company’s Common Stock on December 31, 2010, by the number of units of stock that have not vested.

(4)
Performance based RSUs vest in installments on the day immediately following the tenth consecutive trading day on which the closing price of the Company’s Common Stock is at or above pre-determined prices (unless otherwise indicated).

(5)	Value computed by multiplying $4.93, the closing market price of the Company’s Common Stock on December 31, 2010, by the amount of equity incentive plan awards that have not vested.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS AND
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into employment agreements with Mr. Corrao, effective September 6, 2005, as amended December 23, 2008, and Mr. Pisaris, effective February 1, 2004, as amended December 23, 2008.  We have entered into an Employment, Confidential Information, and Invention Assignment Agreement with Mr. Roe, dated December 24, 1998, that contains customary provisions that prohibit Mr. Roe from disclosing confidential information and provides for the assignment to the Company of intellectual property developed by Mr. Roe.

Employment Agreements with Messrs. Corrao and Pisaris

Vertro’s employment agreements have an initial term of one year for Messrs. Corrao and Pisaris, after which each executive’s employment agreement automatically renews for additional one-year periods on the same terms and conditions, unless either party to the agreement provides notice to the other prior to the end of its term of an intention not to extend it.  The employment agreements provide for minimum annual base salaries for each executive that may be increased in the sole discretion of the Board of Directors, but may not be reduced once set.  The employment agreements require Vertro to compensate the executives and provide them with certain benefits if their employment is terminated.  The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated:

•	by Vertro for “Cause” (as defined below);

•	by Vertro without “Cause,” or by the executive for “Good Reason” (as defined below);

•	involuntarily due to death or disability; or

•	by the executive without “Good Reason.”

With respect to Messrs. Corrao, and Pisaris (each an “executive”) in the event of a termination by Vertro without “Cause” or a termination by the executive for “Good Reason,” the executive would be entitled to receive the following:

•	his earned but unpaid basic salary through the termination date, plus a pro rata share of his bonus through the termination date;

•
an amount payable over the twelve-month period following termination equal to one times the sum of his basic salary at the time of termination, plus a termination bonus equal to the bonus paid to the executive during the four fiscal quarters prior to the date of termination (except that if a target bonus has been established for Mr. Corrao, his termination bonus is equal to his target bonus for the fiscal year in which the termination occurs, increased or decreased pursuant to actual performance versus targeted performance in the then-current plan measured as of the end of the calendar month preceding the termination date), or in the event of a Change of Control, the bonus paid to the executive during the four fiscal quarters prior to the Change of Control;

•
any other amounts or benefits owing to the executive under the then applicable employee benefit, long-term incentive, or equity plans and programs of Vertro, within the terms of such plans, payable over the twelve-month period following termination; and

•	benefits (including health, life, and disability) as if the executive was still an employee during the twelve-month period following termination.

Finally, in the event of a termination without “Cause” by Vertro, with “Good Reason” by the executive, or following a Change of Control, all stock options and service-based RSUs held by the executive immediately vest, and the options become exercisable throughout the full term of such options as if the executive were still employed by Vertro.

For each current employment agreement with a named executive officer, a Change of Control includes the occurrence of any of the following:

•
a person becoming the beneficial owner of securities of the Company representing 35% or more, excluding in the calculation of beneficial ownership securities acquired directly from the Company, of the combined voting power of the Company’s then outstanding voting securities;

•	a person becoming the beneficial owner of securities of the Company representing 51% or more of the combined voting power of the Company’s then outstanding voting securities;

•
the following individuals ceasing for any reason to constitute a majority of the number of directors then serving: individuals who, when the employment agreement became effective, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least 2/3 of the directors then still in office who either were directors when the employment agreement became effective or whose appointment, election, or nomination for election was previously so approved or recommended;

•
there is a consummated merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent equity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 25% or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates); or

•
the stockholders of the Company approving a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In the event of a termination by Vertro with “Cause,” Messrs. Corrao and Pisaris would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination.  In the event of a termination by the executive without “Good Reason,” or the termination of employment as a result of death or permanent disability, Messrs. Corrao and Pisaris would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, and the earned but unpaid portion of such executive’s vested incentive compensation under and consistent with plans adopted by Vertro prior to the date of termination.

For purposes of the employment agreements, “Cause” includes:

•	commission of a material and substantive act of theft, including, but not limited to misappropriation of funds or any property of the Company;

•	intentional engagement in activities or conduct clearly injurious to the best interests or reputation of the Company that in fact result in material and substantial injury to the Company;

•
refusal to perform assigned duties and responsibilities (so long as the Company does not assign any duties or responsibilities that would give the executive Good Reason to terminate employment) after receipt of written detailed notice and reasonable opportunity to cure;

•
gross insubordination, which shall consist only of a willful refusal to comply with a lawful written directive to the executive issued pursuant to a duly authorized resolution of the Board, so long as the directive does not give the executive Good Reason to terminate employment;

•	clear violation of any of the material terms and conditions of any agreement the executive has with the Company;

•
the executive’s substantial dependence, as reasonably determined by the Board, on alcohol or any narcotic drug or other controlled or illegal substance that materially and substantially prevents the executive from performing his duties; or

•
the final and unappealable conviction of the executive of a crime that is a felony or a misdemeanor involving an act of moral turpitude, or a misdemeanor committed in connection with employment by the Company, that causes the Company a substantial detriment.

For purposes of the employment agreements for Messrs. Corrao and Pisaris “Good Reason” includes:

•
a change in the executive’s title(s), status, position, or responsibilities without the executive’s written consent, which does not represent a promotion from existing status, position, or responsibilities, despite the executive’s written notice to the Company of objections to such change and the Company’s failure to address such notice in a reasonable fashion within 30 days of such notice;

•
the assignment to the executive of any duties or responsibilities that are inconsistent with the executive’s status, position, or responsibilities as set forth in the employment agreement, despite the executive’s written notice to the Company of objections to such change and the Company’s failure to address such notice in a reasonable fashion within 30 days of such notice;

•	a reduction in the executive’s base salary (or for Mr. Corrao, the Company’s failure to issue equity compensation as provided in his employment agreement);

•	for Mr. Corrao, a Change of Control of the Company and the executive terminates employment for any reason during the period of time 180 to 210 days following the Change of Control;

•	a breach by the Company of any material term or provision of the executive’s employment agreement; or

•	certain relocations of the Company’s offices in which the executive works.

Under the employment agreements with Messrs. Corrao and Pisaris, the executive may terminate employment for any reason (other than Good Reason) upon giving 30 days’ advance written notice to the Company.  The Company will pay the executive the earned but unpaid portion of his base salary through the termination date and any accrued but unpaid incentive compensation.

Under the employment agreements with Messrs. Corrao and Pisaris, if it is determined that any payment of any type to or for the benefit of the executive, including the acceleration of stock vesting, is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and any interest or penalties with respect to such tax (“golden parachute excise taxes”), the executive will be entitled to receive an additional payment (a “gross-up payment”) in an amount, after taking into account all federal, state, and local income taxes payable by the executive as a result of the receipt of such additional compensation, to place the executive in the same after-tax position the executive would have been in had no such excise tax been paid or incurred with respect to any such amounts (the “tax gross-up”).  If the Company determines that any amounts to be paid to the executive are subject to section 409A of the Internal Revenue Code of 1986, as amended, then the Company will in good faith adjust the form or timing of such payments as it reasonably determines to be necessary or advisable to be in compliance with Section 409A.

Vertro has entered into Confidentiality, Assignment, and Non-Competition Agreements with each of its current executives that prohibit the executives from becoming directly or indirectly connected with any business or entity that is engaged in the same “business” as Vertro during the term of their employment with Vertro and for a period of twelve months following employment separation.  These agreements also provide Vertro with protection for its confidential information and intellectual property.

2010 DIRECTOR COMPENSATION

Directors who are Vertro employees do not receive any compensation for service as directors. The Company reimburses its non-employee directors for reasonable out-of-pocket expenses incurred in connection with attendance at board meetings, committee and stockholder meetings, director education courses, and seminars and other business of the Company. The table below shows the compensation earned by the Company’s non-employee directors during fiscal year 2010:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)

Joseph P. Durrett(2)	$28,500	$21,000	$49,500

Dr. Adele Goldberg(3)	$26,250	$21,000	$47,250

Gerald W. Hepp(4)	$37,750	$26,040	$63,790

Lee S. Simonson(5)	$33,000	$21,000	$54,000

Lawrence Weber(6)	$23,000	$26,040	$49,040

(1)
Represents the aggregate grant date fair value in accordance with FASB ASC Topic 718.  For a discussion of the assumptions made in the valuation of the dollar amount recognized, please refer to Note E to the Company’s Financial Statements, which are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	Mr. Durrett had 2,500 RSUs outstanding as of December 31, 2010.

(3)	Dr. Goldberg had 2,500 RSUs outstanding as of December 31, 2010.

(4)	Mr. Hepp had 3,100 RSUs outstanding as of December 31, 2010.

(5)	Mr. Simonson had 2,500 RSUs outstanding as of December 31, 2010.

(6)	Mr. Weber had 3,100 RSUs and an option to purchase 2,500 shares of the Company’s Common Stock outstanding as of December 31, 2010.

Effective July 1, 2009, the Board of Directors of the Company adopted and approved an amended and restated Policy for Compensation for Independent Members of the Board of Directors.  Under the policy, for their service on the board, independent board members are to be given an annual RSU grant, an annual cash retainer, and cash meeting stipends for participation in board and committee meetings.  The annual RSU grant is for 10,000 shares.  The RSUs vest at the rate of one-quarter of the total on April 1, July 1, October 1 and January 1 following the grant date.  If an individual is no longer an independent member of the board of directors or leaves the board after January 1, the RSU grant will be adjusted to a fractional portion based on the number of full months in which the individual was on the board and independent in a year and the denominator of which is 12.  In the case of a new board member, quarterly vesting will be based on the relative number of months to be served in the respective quarters of the remaining calendar year.  In the case of a departing board member, the number of shares that will vest in the last quarter of service will be a fraction of the number of shares that otherwise would have vested, the numerator of which will be the number of full months of service during the quarter and the denominator of which is three.  Any RSUs that are unvested as of the date of termination of service as a director are automatically forfeited.

The annual cash retainer that board members are entitled to receive is $10,000.  The retainer is paid in quarterly installments of $2,500 each at the beginning of each fiscal quarter.  This retainer is prorated for new board members in the same fashion as RSUs as described above.  Terminating board members do not receive any quarterly payments after termination.

The cash meeting stipends, which are to be paid at the end of each calendar quarter, are as follows:

Board meeting

$2,000 per regular or special board meeting attended in person; and
$250 per regular or special board meeting attended telephonically.
Periodic optional management update calls to board members are not compensated.

Committee meetings

$1,000 per committee meeting attended in person, except the audit committee chairman who receives $1,500 per meeting; and
$250 per meeting attended telephonically, except for the audit committee chairman who receives $500 per meeting.

In addition to the general board compensation, the board members holding the position of chair and vice-chair of the board are each given an additional annual RSU grant for 2,400 shares.  The RSUs vest at the rate of one-quarter of the total on April 1, July 1, October 1 and January 1 following the grant date and are subject to the forfeiture provisions described above.

The RSU grant for a quarter during which a board member ceases to hold the position of chair or vice-chair, whatever the reason, shall be prorated in the same fashion as RSUs for a departing board member as described above.  Any RSUs that are unvested as of the date of termination of service as the chair or vice-chair of the Board are automatically forfeited.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth additional information as of December 31, 2010, concerning shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval.  The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	595,401	(1)	$48.62	81,684

Equity compensation plans not approved by security holders	—		—	—

Total	595,401	(1)	$48.62	81,684

(1)	Includes 363,889 RSUs representing securities to be issued upon service-based and performance-based requirements. The weighted-average exercise price does not account for these awards of RSUs.

TRANSACTIONS WITH RELATED PERSONS

Our Audit Committee monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws.  Examples of such transactions that must be approved by our Audit Committee include but are not limited to any transaction, arrangement, relationship, (including any indebtedness) in which:

•	the aggregate amount involved is determined by the Audit Committee to be material;

•	the Company is a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;
•	a greater than five percent beneficial owner of the Company’s Common Stock; or
•	any immediate family member of the foregoing.

When reviewing transactions with related persons, the Audit Committee applies the standards for evaluating conflicts of interest outlined in the Company’s written Code of Business Conduct.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission.  Copies of the reports are required by Securities and Exchange Commission regulation to be furnished to Vertro.  Based on our review of reports and written representations from each reporting person, the Company believes each reporting person has complied with the disclosure requirements with respect to transactions made during 2010, except for two late Form 4 filings disclosing one transaction each on behalf of Mr. Weber.

AUDIT COMMITTEE REPORT

Each of the directors serving on the Audit Committee is “independent” as defined in NASDAQ Marketplace Rule 5605(a)(2) and in Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended.  The Vertro Board of Directors has determined that Messrs. Hepp and Durrett are “audit committee financial experts” as defined in Item 407(d)(5) of Securities and Exchange Act Commission Regulation S-K.  The Audit Committee operates pursuant to a charter approved and adopted by the Vertro Board of Directors.

The Audit Committee, on behalf of Vertro’s Board of Directors, oversees Vertro’s financial reporting process as more fully described in the Audit Committee Charter.  Management is responsible for Vertro’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  Vertro’s independent registered public accounting firm, BDO USA, LLP (“BDO”), was responsible for performing an audit of Vertro’s consolidated financial statements for the fiscal year ended December 31, 2010, in accordance with the standards of the Public Accounting Oversight Board (United States) and for issuing a report thereon.  In fulfilling its oversight responsibilities, the Audit Committee (i) reviewed and discussed the audited financial statements and the footnotes thereto in Vertro’s Annual Report on Form l0-K for fiscal 2010 with management and BDO, and (ii) discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements with management and BDO.

Vertro’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of Vertro’s consolidated financial statements, in all material respects, to U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with the independent registered public accounting firm its judgments as to the quality, not just the acceptability, of Vertro’s accounting principles and such other matters as are required to be discussed by the Audit Committee with Vertro’s independent registered public accounting firm under Statement on Auditing Standards No. 61, as amended, as adopted by the Pubic Company Accounting Oversight Board in Rule 3200T.  Vertro’s independent registered public accounting firm has expressed its opinion that Vertro’s audited financial statements conform, in all material respects, to U.S. generally accepted accounting principles.  The independent registered public accounting firm has full and free access to the Audit Committee.

The Audit Committee discussed with Vertro’s independent registered public accounting firm its independence from management and Vertro, and received from them the written disclosures and the letter concerning the independent registered public accounting firm’s independence required by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee discussed with Vertro’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee met with the independent registered public accounting firm to discuss the results of its audit of Vertro’s financial statements and the overall quality of Vertro’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board that the audited consolidated financial statements be included in Vertro’s Annual Report on Form 10-K for fiscal 2010 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Gerald W. Hepp (Chair)
Joseph P. Durrett
Lee Simonson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA LLP (“BDO”) has served as Vertro’s independent registered public accounting firm since 2005, and the Audit Committee expects to appoint BDO to serve as Vertro’s independent registered public accounting firm for the year ending December 31, 2011.  Representatives of BDO will be invited to attend the annual meeting.  They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows the aggregate fees billed to the Company by its independent registered public accounting firm for services rendered during the fiscal years ended December 31, 2010 and 2009.

	2010 Fees	2009 Fees

Audit Fees (1)	$342,425	$480,509

Audit Related Fees(2)	$8,000	$17,500

Tax Fees	—	—

All Other Fees (2)	—	—

Total Fees	$350,425	$498,009

(1)
Includes fees associated with the fiscal year audit, reviews of the Company’s quarterly reports on Form 10-Q, statutory audits, and other securities filings.  The total fees billed by BDO were $342,425 and $480,509 for the periods ended December 31, 2010 and 2009, respectively.

(2)	For fees associated with the audit of the Company’s 401(k) employee benefit plan.

Under policies it has adopted, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Securities Exchange Act of 1934 or the rules of the Securities and Exchange Commission.  At the beginning of the fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, including the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management.  At each subsequent Audit Committee meeting, the committee will receive updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval.  An example is due diligence for an acquisition that would not have been known at the beginning of the year.  The Committee has delegated to the chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Committee in the event that a need arises for pre-approval between committee meetings.  This might occur, for example, if we proposed to execute a financing on an accelerated timetable.  If the chairman so approves any such engagements, he will report that approval to the full Committee at the next committee meeting.

Since the May 6, 2003, the effective date of the Securities and Exchange Commission rules stating that a registered public accounting firm is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of the independent registered public accounting firm has been approved in advance by the Audit Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

GOVERNANCE MATERIALS AVAILABLE ON VERTRO’S WEBSITE

Stockholders may find the following information on the company’s website at www.vertroinc.com.

•	Vertro’s Code of Conduct;

•	Management and Board of Director biographies;

•	Information regarding securities transactions by directors and officers;

•	Information on how stockholders can communicate with our Board of Directors; and

•	Standing Committee Charters – Audit, Compensation, and Nominating and Corporate Governance

STOCKHOLDER PROPOSALS

Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders.  Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the proxy statement for action at the Annual Meeting.  In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, any proposal submitted by a stockholder for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 2012 must be received by Vertro (addressed to the attention of the Secretary) on or before December 31, 2011.  To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of Delaware, and must otherwise conform to applicable requirements of the proxy rules of the Securities and Exchange Commission.

Section 1 of Article III of Vertro’s bylaws provides that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Secretary of Vertro.  To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at Vertro’s principal executive offices not less than 120 calendar days in advance of the one-year anniversary of the date that Vertro’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders.

Section 7 of Article II of Vertro’s bylaws provides that, for business to be properly brought before any annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Vertro.  Assuming that the Annual Meeting of the Stockholders to be held in 2012 is held on June 8, 2012, to be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of Vertro neither later than March 30, 2012 (the 70th day prior to the annual meeting of the stockholders) nor earlier than March 10, 2012 (the 90th day prior to the annual meeting of the stockholders).

If Vertro does not receive notice of a stockholder proposal within this timeframe, the proxy holders will use their discretionary authority to vote the shares they represent as the Board of Directors may recommend.

OTHER MATTERS

The only business that the management intends to present at the meeting consists of the matters set forth in this proxy statement.  Management knows of no other matters to be brought before the meeting by any other person or group.  If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

All duly executed proxies received will be voted.  You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope.  If you later desire to vote in person, you may revoke your proxy, either by written notice to Vertro or in person at the meeting, which would not affect any vote previously taken.

Appendix A
VERTRO, INC.

2006 STOCK AWARD AND INCENTIVE PLAN

AS AMENDED AND RESTATED EFFECTIVE JUNE 8, 2011

1.           Purpose. The purpose of this 2006 Stock Award and Incentive Plan (the "Plan") is to aid Vertro, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other service providers of the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2.           Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)           "Annual Incentive Award" means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(b)           "Annual Limit" shall have the meaning specified in Section 5(b).

(c)           "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

(d)           "Beneficiary" means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the "Beneficiary" instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to the written consent of such spouse.

(e)           "Board" means the Company's Board of Directors.

(f)           "Change in Control" and related terms have the meanings specified in Section 9.

(g)           "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(h)           "Committee" means the Compensation Committee of the Board, the composition and governance of which is established in the Committee's Charter as approved from time to time by the Board and subject to other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder (except to the extent limited under applicable Nasdaq Marketplace Rules), in which case the term "Committee" shall refer to the Board.

(i)           "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 11(j).

(j)           "Deferred Stock" means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(k)           "Dividend Equivalent" means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

(l)           "Effective Date" means the effective date specified in Section 11(p).

(m)           "Eligible Person" has the meaning specified in Section 5.

(n)           "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(o)           "Fair Market Value" means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock on a given day shall be the last sale price of a share of stock before the 4 p.m. Eastern Time closing time (or equivalent earlier time for partial trading days) on the last preceding day on which the common stock was traded, as reported for securities listed on the principle securities exchange or market maintained by NASDAQ or, if available, on a composite tape reflecting transactions on such exchange or NASDAQ-maintained market (as the case may be). Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR and relating to the market value of Stock measured at the time of exercise shall conform to requirements under Code Section 409A.

(p)           "409A Awards" means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. "Non-409A Awards" means Awards other than 409A Awards. Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs, and Restricted Stock are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(q)           "Incentive Stock Option" or "ISO" means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(r)           "Option" means a right to purchase Stock granted under Section 6(b).

(s)           "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h).

(t)           "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(u)           "Performance Award" means a conditional right, granted to a Participant under Sections 6(i) or 7, to receive cash, Stock or other Awards or payments.

(v)           "Restricted Stock" means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(w)           "Stock" means the Company's Common Stock, par value $0.005 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

(x)           "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

3.	Administration.

(a)           Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant or each Award), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (the functions of the Committee with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

(b)           Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent (i) that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify, and (ii) permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

(c)           Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	Stock Subject To Plan.

(a)           Overall Number of Shares Available for Delivery. The total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 1,100,000 shares, plus (ii) the number of shares that, immediately prior to the Effective Date, remain available for new awards under the 1999 Stock Incentive Plan and under the 2004 Stock Incentive Plan, plus (iii) the number of shares subject to awards under the 1999 Stock Incentive Plan and 2004 Stock Incentive Plan that become available in accordance with Section 4(b) after the Effective Date; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed the number specified under clause (i) above. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b)           Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4(b). Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture. Accordingly, (i) to the extent that an Award under the Plan, an award under the 1999 Stock Incentive Plan, or an award granted under the 2004 Stock Incentive Plan (other than to a non-United States resident) is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award or award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) shares that are withheld from such an Award or award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an Award or award shall be deemed to constitute shares not delivered and will be available under the Plan. The Committee may determine that Awards may be outstanding that relate to more shares than the aggregate remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares in excess of the number then available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate or with which the Company or a subsidiary or affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	Eligibility; Per-Person Award Limitations.

(a)           Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means (i) an employee of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company or a subsidiary or affiliate, (ii) any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate, (iii) any non-employee director of the Company, and (iv) any person who provides substantial services to the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. Holders of awards granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines, are eligible for grants of substitute awards granted in assumption of or in substitution for such outstanding awards previously granted under the Plan in connection with such acquisition or combination transaction.

(b)           Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code Section 162(m) under the Plan relating to up to his or her Annual Limit. A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 200,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person's Annual Limit, which for this purpose shall equal $2.0 million plus the amount of the Eligible Person's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid, and (iii) the Annual Limit applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award.

6.	Specific Terms Of Awards.

(a)           General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 11(e) and 11(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 11(k) and the terms of the Award agreement. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b)            Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a). Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines may be granted with an exercise price per share of Stock other than as required above. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock is issued, except as provided in Section 11(c) of the Plan.

(ii)
Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Sections 11(k) and 11(1)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through broker-assisted "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including, in the case of 409A Awards, deferred delivery of shares subject to the Option, as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii)	ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422.

(c)            Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)
Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii)
Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or figure service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and whether or not the SAR will be a 409A Award or Non-409A Award. Limited SARs that may only be exercised in connection with a Change in Control or termination of service following a Change in Control as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)           Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)
Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.  Notwithstanding the foregoing, with respect to Awards subject to performance conditions, any such dividend or Dividend Equivalent payments shall not be paid currently and instead shall either be credited to an account for the Participant or deemed to have been reinvested in additional Stock.  Dividend or Dividend Equivalent amounts credited to an account for the Participant may be settled in cash or Stock or a combination of both, as determined by the Committee, and shall be subject to the same vesting and performance conditions as the underlying Award.

(e)           Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

(i)
Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(1)), as determined by the Committee at the date of grant or thereafter.

(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes. Deferred Stock subject to a risk of forfeiture may be called "restricted stock units" or otherwise designated by the Committee.

(iii)
Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f)           Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g)           Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h)           Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i)           Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7.	Performance Awards, Including Annual Incentive Awards.

(a)           Performance Awards Generally. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as "performance-based compensation" under Code Section 162(m).

(b)           Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i)
Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)
Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) gross revenue or sales measures; (2) operating income, earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items, (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit or value created; (8) operating margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, joint ventures or other assets. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)
Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv)
Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)
Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b) beyond the level of payment authorized for achievement of the performance goal specified under this Section 7(b) based on the actual level of achievement of such goal. Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c)           Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), and its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

(i)
Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii)
Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in respect of an Award subject to this Section 7(b) beyond the level of payment authorized for achievement of the performance goal specified under this Section 7(c) based on the actual level of achievement of such goal. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event prior to the end of a performance period or settlement of such Annual Incentive Award.

(d)           Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8.	Certain Provisions Applicable To Awards.

(a)           Stand-Alone, Additiona4 Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award; and, provided further, that any exchange or substitution of an Award or buyout of an Award under the Plan shall be subject to applicable requirements of Section 11(e) if the transaction would constitute a "repricing." Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Sections 11(k) and (1), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award.

(b)           Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Sections 6(b)(ii), 6(c)(ii) and 8 or elsewhere in the Plan.

(c)           Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Sections 11(k) and (1)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, subject to Sections 11(k) and (1). Subject to Section 11(k), installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 83), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A(a)(2)(A)(vi) and 409A(a)(2)(B)(ii), in accordance with Section 409A(a)(2)(B)(ii).

9.	Change in Control.

(a)           Effect of "Change in Control" on Non-Performance Based Awards. In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

(i)
All forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a); and

(ii)
Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and, upon any termination of employment or service by the Participant other than a termination for cause within two years after the Change in Control, shall remain outstanding and exercisable until the earlier of three years after such termination or the stated expiration date of such Award, subject only to applicable restrictions set forth in Section 11(a); and

(iii)
All deferral of settlement, forfeiture conditions and other restrictions applicable to an unvested Award granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant (if permitted under Section 409A) and subject to applicable restrictions set forth in Section 11(a);

provided, however, that no distribution shall occur with respect to a 409A Award unless the Change in Control also constitutes a 409A Ownership/Control Change.

(b)           Effect of "Change in Control" on Performance-Based Awards. In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant. Unless otherwise specified in such Award agreement, vesting and exercisability or settlement of such Award with regard to non-performance based terms will be as provided in Section 9(a).

(c)           Definition of "Change in Control." "Change in Control" means the occurrence of any one of the following events after the date of grant of any affected Award:

(i)
any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more, excluding in the calculation of beneficial ownership securities acquired directly from the Company, of the combined voting power of the Company's then outstanding voting securities;

(ii)
any Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding voting securities;

(iii)
the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(iv)
there is a consummated merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or parent entity's equity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, directly or indirectly, acquired twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities (with any securities acquired by such Person directly from the Company or its subsidiaries or affiliates not being counted as part of such Person's beneficially owned securities); or

(v)
the stockholders of the Company approve a plan of complete liquidation of the Company and there remains no material contingency to implementation of such plan or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(d)              Definition of "409A Ownership/Control Change." A "409A Ownership/Control Change" shall be deemed to have occurred if a Change in Control occurs which involves transactions which constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v).

10.	Additional Award Forfeiture Provisions.

The Committee may condition a Participant's right to receive a grant of an Award, to exercise the Award, to retain cash, Stock, other Awards, or other property acquired in connection with an Award, or to retain the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award, upon compliance by the Participant with specified conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its subsidiaries and affiliates and the officers, directors and affiliates of the Company and its subsidiaries and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company.

11.	General Provisions.

(a)           Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee and subject to Section 11(k), postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, famish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b)           Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant for purposes of estate-planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee and the Committee has determined that there will be no transfer of the Award to a third party for value, and subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission) A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)           Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate or, in the case of any outstanding Award, which is necessary in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, including the number of shares available under Section 4, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(1)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

(d)           Tax Provisions.

(i)
Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company.

(ii)
Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e)           Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or Nasdaq Marketplace Rules or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval. The Committee is authorized to amend outstanding awards, except as limited by the Plan. The Board and Committee may not amend outstanding Awards (including by means of an amendment to the Plan) without the consent of an affected Participant if such an amendment would materially and adversely affect the rights of such Participant with respect to the outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant, and any discretion that is reserved by the Board or Committee with respect to an Award is unaffected by this provision). Without the approval of stockholders, the Committee will not amend or replace previously granted Options or SARs in a transaction that constitutes a "repricing," which for this purpose means any of the following or any other action that has the same effect:

•	Lowering the exercise price of an option or SAR after it is granted;

•	Any other action that is treated as a repricing under generally accepted accounting principles;

•	Canceling an option or SAR at a time when its exercise price exceeds the fair market value of the underlying Stock, in exchange for cash, another option or SAR, restricted stock, or other equity;

provided, however, that the foregoing transactions shall not be deemed a repricing if pursuant to an adjustment authorized under Section 11(c). With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

(f)           Right of Setoff The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g)           Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h)           Nonexclusivily of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i)           Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)           Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k)           Certain Limitations on Awards to Ensure Compliance with Section 409A. For purposes of the Plan, references to an Award term or event (including any authority or right of the Company or a Participant) being "permitted" under Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the Award prior to the distribution of Stock, cash or other property or to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) upon separation from service of a "Specified Employee" (or "key employee") as defined under Section 409A(a)(2)(B)(i) shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), any distribution triggered by a Participant's termination of employment and intended to qualify under Section 409A(a)(2)(A)(i) shall be made only at or following such time as the Participant has had a "separation from service" within the meaning of Section 409A(a)(2)(A)(i), and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

(l)           Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m)           Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States, or establish one or more sub-plans for such participants, in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n)           Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person's or Participant's employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder. Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any subsidiary or affiliate and shall not affect any benefits under any other benefit plan at any time in effect under which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(o)           Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

(p)           Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, which shall be the Effective Date. Upon such approval of the Plan by the stockholders of the Company, no further awards shall be granted under the 1999 Stock Incentive Plan and awards will be limited to non-U.S. residents under the 2004 Stock Incentive Plan, but any outstanding awards under those plans shall continue in accordance with their terms. Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan shall terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

Vertro, Inc.
143 Varick Street
New York, New York 10013

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – JUNE 8, 2011

 The undersigned stockholder of Vertro, Inc. (the “Company”) hereby appoints Peter A. Corrao, James G. Gallagher, and John B. Pisaris, or any one of them, as attorneys and proxies with full power of substitution to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Penn Club of New York City, 30 West 44th Street, New York, NY 10036 on Wednesday, June 8, 2011, at 9:00 a.m., local time, and at any adjournments or postponements thereof as follows:

1.	ELECTION OF DIRECTORS.	FOR all nominees listed below	WITHHOLD AUTHORITY
		(except as marked to the contrary) ☐	to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.)

Peter A. Corrao	Joseph P. Durrett
Dr. Adele Goldberg	Gerald W. Hepp
Lee S. Simonson	Lawrence Weber

2.	TO APPROVE AND AMEND THE COMPANY’S 2006 STOCK AWARD AND INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof.  Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.  IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES LISTED ON THE REVERSE SIDE WILL VOTE IN THEIR DISCRETION.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the proxy statement furnished therewith.  Any proxy heretofore given to vote said shares is hereby revoked.

Please sign and date this Proxy below and return it in the enclosed envelope.

Dated ________________________________, 2011

(Signature)

(Signature)

Signature(s) shall agree with the name(s) printed on this proxy.  If shares are registered in two names, both stockholders should sign this proxy.  If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS